MERRILL LYNCH
ARIZONA
MUNICIPAL
BOND FUND






FUND LOGO






Semi-Annual Report

January 31, 1996




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Arizona
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011






TO OUR SHAREHOLDERS

Although the partial shutdown of the US Government curtailed the release of most economic data in the latter part of the six-month period ended January 31, 1996, it was nonetheless apparent that gross domestic product (GDP) growth was losing momentum. Consumer spending is barely growing, the industrial sector is at a virtual standstill and, despite lower mortgage rates, there is little or no pick-up in housing activity. With inflationary pressures subdued, the Federal Reserve Board responded to the slowing economy by continuing to modestly lower short-term interest rates. Historically, it has taken some time for shifts in monetary policy to have an impact on economic growth. Therefore, the Federal Reserve Board's gradual shift to lowering interest rates, which began early last year, may not be reflected in a pick-up in real economic growth until later this year.

The impasse between the Clinton Administration and Congress over the Federal budget continues, although both sides have made concessions since the debate began. It appears that investors are currently focusing on the progress that has been made rather than on the differences that remain. Initially, President Clinton proposed deficits of about $190 billion annually through fiscal year 2002, but now proposes balanced budgets, as do the Republicans. Current indications are that a piecemeal budget accord is the most likely outcome. Even without the proposed policy changes, it appears that the US Federal budget deficit would remain stable at about 2% of GDP for the rest of the decade. This would be far better than is the case for most Group of Seven industrial nations, and for the United States would represent a great improvement over the last 15 years. Although this may fall short of investors' best expectations, it appears that the Federal budget debate over the past year has resulted in a trend toward a more conservative fiscal policy.

The Municipal Market
The municipal bond market rallied strongly during the six months ended January 31, 1996. Long-term, tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 65 basis points (0.65%) to end the January period at 5.69%. Continued weak economic conditions coupled with low inflation fostered a very positive environment for almost all fixed-income investments during the last three months of 1995. Long-term US Treasury bond yields also declined approximately 65 basis points to 6.00% by January 31, 1996. Both US Treasury and long-term tax-exempt bond yields are near their lowest levels in the past two years.

The municipal bond market had to contend with a number of difficulties for much of 1995. Various tax reform proposals have made the future tax advantage of municipal bonds uncertain. This has, at a minimum, reduced the overall demand for tax-exempt securities. At the same time, as municipal bond yields declined, tax-exempt authorities have rushed to issue debt at near historic low yield levels. During the six-month period ended January 31, 1996, approximately $90 billion in municipal securities were underwritten, an increase of over 30% compared to the same period last year. However, as early 1995 issuance was significantly reduced, the last 12 months issuance of approximately $160 billion remained the same as that issued a year earlier. Tax-exempt bond yields declined throughout the six months ended January 31, 1996, despite investor uncertainty and increased supply pressures.

It is likely that the municipal market will regain much of the technical support it enjoyed earlier in 1995. 1995 issuance remained significantly below levels underwritten in 1993, when over $290 billion in long-term tax-exempt securities were issued. Also, municipal investors received over $25 billion in bond maturities, coupon income and early redemptions on January 1, 1996. This $25 billion is almost twice the average monthly issuance for 1995. The amount of outstanding municipal securities will continue to decline throughout 1996 and into early 1997. As the uncertainties surrounding proposed tax reforms are resolved in 1996, the tax-exempt bond market's renewed technical position should provide support to municipal bond prices.

Many of the features that made tax-exempt products attractive to investors last year are still in place. Long-term, A-rated municipal revenue bonds continue to yield well over 90% of comparable US Treasury bond yields. Historically, analysts have considered yields in excess of 82% attractive for long-term investors. For example, currently available tax-exempt bond yields generate taxable equivalent yields in excess of 8.50% for an investor in the 36% Federal income tax bracket. While the uncertainties regarding potential changes in current tax law remain, it appears that long-term municipal investors are being well compensated for the present instability.

Looking ahead, it may be unreasonable to expect to duplicate the double-digit returns produced by most tax-exempt issues in 1995, given current municipal bond yields. Municipal bond yields would have to decline to levels not seen since the 1960s in order to generate such significant returns in the coming years. While the current economic environment may still justify additional declines in interest rates, it may be prudent to expect some period of consolidation before the interest rate decline resumes. Tax-exempt bond market performance in 1996 is likely to be generated more by enhancing current income and limiting credit risk than by significant interest rate declines.

Portfolio Strategy
Merrill Lynch Arizona Municipal Bond Fund continues to benefit from lower interest rates and higher bond prices. Throughout the six months ended January 31, 1996, the Fund remained fully invested and focused on high-quality performance-oriented municipal bonds. Credit quality remains a factor when considering Fund investments, as 93% of the portfolio's total assets are currently rated A or better by at least one of the major rating services.

We also seek to provide an attractive total return to shareholders. We look to achieve this by selling par municipal bonds and buying discount coupon municipal bonds to increase the portfolio's opportunities to benefit from bond appreciation. We believe that interest rates will continue to fall, therefore the portfolio strategy utilized during the six months ended January 31, 1996 will remain in place.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Arizona
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Vice President





(Hugh T. Hurley III)
Hugh T. Hurley III
Portfolio Manager




March 8, 1996



We are pleased to announce that Hugh T. Hurley III is responsible for the day-to-day management of Merrill Lynch Arizona Municipal Bond Fund. Mr. Hurley has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1996 as Vice President and was Assistant Vice President from 1993 to 1996. Prior thereto, he was a Municipal Bond Broker with Titus and Donnelly Municipal Bond Brokers from 1990 to 1993.



PERFORMANCE DATA



About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                               12 Month    3 Month
                                               1/31/96  10/31/95    1/31/95    % Change    % Change
Class A Shares*                                 $10.96    $10.73     $10.11     + 8.41%     +2.14%
Class B Shares*                                  10.96     10.73      10.11     + 8.41      +2.14
Class C Shares*                                  10.95     10.73      10.10     + 8.42      +2.05
Class D Shares*                                  10.95     10.72      10.10     + 8.42      +2.15
Class A Shares--Total Return*                                                   +14.12(1)   +3.41(2)
Class B Shares--Total Return*                                                   +13.54(3)   +3.28(4)
Class C Shares--Total Return*                                                   +13.43(5)   +3.17(6)
Class D Shares--Total Return*                                                   +14.01(7)   +3.39(8)
Class A Shares--Standardized 30-day Yield         4.10%
Class B Shares--Standardized 30-day Yield         3.76%
Class C Shares--Standardized 30-day Yield         3.67%
Class D Shares--Standardized 30-day Yield         4.00%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.545 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.135 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.491 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.122 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.480 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.119 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.534 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.133 per share ordinary income dividends.



PERFORMANCE DATA (continued)


Performance Summary--Class A Shares
                           Net Asset Value       Capital Gains
Period Covered          Beginning     Ending      Distributed          Dividends Paid*      % Change**
11/29/91--12/31/91       $10.00       $10.24           --                   $0.052           + 2.92%
1992                      10.24        10.49           --                    0.741           +10.01
1993                      10.49        11.07         $0.065                  0.739           +13.48
1994                      11.07         9.79          0.054                  0.568           - 6.03
1995                       9.79        10.98           --                    0.545           +18.11
1/1/96--1/31/96           10.98        10.96           --                    0.032           + 0.20
                                                     ------                 ------
                                               Total $0.119           Total $2.677

                                                      Cumulative total return as of 1/31/96: +42.88%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                           Net Asset Value       Capital Gains
Period Covered          Beginning     Ending      Distributed          Dividends Paid*      % Change**
11/29/91--12/31/91       $10.00       $10.24           --                   $0.047           + 2.87%
1992                      10.24        10.49           --                    0.688           + 9.45
1993                      10.49        11.07         $0.065                  0.684           +12.91
1994                      11.07         9.79          0.054                  0.516           - 6.50
1995                       9.79        10.98           --                    0.492           +17.52
1/1/96--1/31/96           10.98        10.96           --                    0.028           + 0.17
                                                     ------                 ------
                                               Total $0.119           Total $2.455

                                                      Cumulative total return as of 1/31/96: +39.92%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance Summary--Class C Shares
                           Net Asset Value       Capital Gains
Period Covered          Beginning     Ending      Distributed          Dividends Paid*      % Change**
10/21/94--12/31/94       $10.05       $ 9.79         $0.054                 $0.091           - 1.13%
1995                       9.79        10.98           --                    0.480           +17.39
1/1/96--1/31/96           10.98        10.95           --                    0.028           + 0.07
                                                     ------                 ------
                                               Total $0.054           Total $0.599

                                                      Cumulative total return as of 1/31/96: +16.15%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

PERFORMANCE DATA (concluded)



Performance Summary--Class D Shares
                           Net Asset Value       Capital Gains
Period Covered          Beginning     Ending      Distributed          Dividends Paid*      % Change**
10/21/94--12/31/94       $10.05       $ 9.78         $0.054                 $0.107           - 1.07%
1995                       9.78        10.97         --                      0.534           +18.01
1/1/96--1/31/96           10.97        10.95         --                      0.031           + 0.19
                                                     ------                 ------
                                               Total $0.054           Total $0.672

                                                      Cumulative total return as of 1/31/96: +16.97%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +18.11%        +13.39%
Inception (11/29/91)
through 12/31/95                          + 9.06         + 7.98

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/95                       +17.52%        +13.52%
Inception (11/29/91)
through 12/31/95                          + 8.51         + 8.51

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/95                       +17.39%        +16.39%
Inception (10/21/94)
through 12/31/95                          +13.29         +13.29

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +18.01%        +13.29%
Inception (10/21/94)
through 12/31/95                          +13.84         +10.02

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Arizona Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
DATES     Daily Adjustable Tax-Exempt Securities
GO        General Obligation Bonds
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
LEVRRS    Leveraged Reverse Rate Securities
PCR       Pollution Control Revenue Bonds
UT        Unlimited Tax
YCN       Yield Curve Notes



SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
S&P      Moody's     Face                                                                                         Value
Ratings  Ratings    Amount                               Issue                                                  (Note 1a)

Arizona--89.2%
                              Arizona Educational Loan Marketing Corporation, Educational Loan
                              Revenue Bonds, AMT, Series B:
NR*      A          $1,600      7% due 3/01/2003                                                                 $ 1,737
NR*      A           1,100      7% due 3/01/2005                                                                   1,158

NR*      A             750    Arizona Educational Loan Marketing Corporation, Educational Loan
                              Revenue Bonds, AMT, Sub-Series, 6.625% due 9/01/2005                                   792

NR*      Aaa         2,305    Arizona Health Facilities Authority, Hospital Systems Revenue Refunding
                              Bonds (Saint Luke's Health Systems), 7.25% due 11/01/2003 (h)                        2,704

AAA      Aaa         1,725    Arizona State Power Authority, Power Resource Revenue Refunding Bonds
                              (Hoover Uprating Project), 5.25% due 10/01/2017 (d)                                  1,709

AAA      Aaa         6,050    Arizona State Transportation Board, Excise Tax Revenue Bonds (Maricopa
                              County Regional Area Road), Series A, 5.40% due 7/01/2001                            6,416

AA       Aa          1,660    Arizona State Transportation Board, Highway Revenue Refunding Bonds,
                              Sub-Series A, 5% due 7/01/2010                                                       1,674

AAA      Aaa           700    Arizona State University, Research Park Development, Revenue Refunding
                              Bonds, 5% due 7/01/2021 (d)                                                            672

AA+      Aa          2,000    Arizona State Wastewater Management Authority, Wastewater Treatment
                              Financial Assistance Revenue Bonds, 6.80% due 7/01/2011                              2,252

NR*      Aa          2,000    Arizona Student Loan Acquisition Authority, Student Loan Revenue Bonds,
                              AMT, Senior Series B, 6.60% due 5/01/2010                                            2,069

AAA      Aaa           700    Avondale, Arizona, Municipal Development Corporation, Municipal
                              Facilities Revenue Bonds, 6.625% due 7/01/2011(d)                                      772

                              Coconino and Yavapai Counties, Arizona, Joint Unified School
                              District No. 9 Revenue Bonds (Sedona Oak Creek), Series A, UT:
A-       Baa1          200      6.70% due 7/01/2006                                                                  216
A-       Baa1          250      6.75% due 7/01/2007                                                                  273



SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
S&P      Moody's     Face                                                                                         Value
Ratings  Ratings    Amount                               Issue                                                  (Note 1a)

Arizona (continued)
AAA      Aaa        $3,620    Gilbert, Arizona, Water and Sewer Revenue Refunding Bonds, 6.50% due
                              7/01/2022 (b)                                                                     $  4,071

AAA      NR*         1,000    Glendale, Arizona, IDA, Educational Facilities Revenue Refunding Bonds
                              (American Graduate School International), 7.125% due 7/01/2020 (g)                   1,165

AAA      Aaa         4,500    Maricopa County, Arizona, Elementary School District No. 68, Revenue
                              Refunding Bonds (Alhambra), Series A, UT, 6.75% due 7/01/2014 (f)                    5,155

AAA      Aaa         2,000    Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds
                              (Saint Joseph's Care Center Project), Series A, 7.75% due 7/01/2020 (d)              2,283

                              Maricopa County, Arizona, IDA, Hospital Facilities Revenue Refunding
                              Bonds:
AAA      Aaa         2,800      (John C. Lincoln Hospital), 7.50% due 12/01/2013 (c)                               3,194
AAA      Aaa           750      (Samaritan Health Service Hospital), Series A, 7% due 12/01/2013 (d)                 840

                              Maricopa County, Arizona, Unified School District No. 69, Paradise
                              Valley, UT (d):
AAA      Aaa         3,100      Project of 1994-Series B, 5.25% due 7/01/2015                                      3,100
AAA      Aaa         1,500      Refunding Bonds, 5.30% due 7/01/2011                                               1,546

NR*      NR*         2,000    Mohave County, Arizona, IDA, IDR (North Star Steel Co. Project), AMT,
                              6.70% due 3/01/2020                                                                  2,173

AAA      Aaa         1,325    Mohave County, Arizona, Unified High School District No. 30, Mohave
                              Refunded Bonds, Series B, UT, 6.70% due 7/01/2001 (b)(h)                             1,500

                              Peoria, Arizona, Improvement District No. 8802, Special Assessment Bonds:
BBB      NR*           430      7.20% due 1/01/2010                                                                  471
BBB      NR*           510      7.20% due 1/01/2013                                                                  555

                              Peoria, Arizona, Improvement District, Special Assessment Bonds
                              (North Valley Power Center No. 8801):
BBB      NR*           200      7.30% due 1/01/2009                                                                  221
BBB      NR*           395      7.30% due l/01/2011                                                                  434

AAA      Aaa         1,000    Peoria, Arizona, Water and Sewer Revenue Refunding Bonds, 6.625% due
                              7/01/2006 (b)                                                                        1,095

AA+      Aa          2,000    Phoenix, Arizona, Civic Improvement Corporation, Excise Tax Revenue Bonds
                              (New City Hall Project), Senior Lien, 5.10% due 7/01/2018                            1,933

AAA      Aaa         2,000    Phoenix, Arizona, Civic Improvement Corporation, Municipal Facilities
                              Excise Tax Revenue Bonds, 6.90% due 7/01/2021 (d)                                    2,304

                              Phoenix, Arizona, Civic Improvement Corporation, Wastewater System, Lease
                              Revenue Refunding Bonds:
A        A1          3,000      5% due 7/01/2018                                                                   2,845
AAA      Aaa         1,000      5% due 7/01/2018 (d)                                                                 972

                              Phoenix, Arizona, GO, Refunding, Series A, UT:
AA+      Aa1         1,000      5.25% due 7/01/2012                                                                1,012
AA+      Aa1         1,400      6.25% due 7/01/2017                                                                1,614

                              Pima County, Arizona, Sewer Revenue Refunding Bonds (b):
AAA      Aaa           950      6.75% due 7/01/2015                                                                1,057
AAA      Aaa         1,000      Series A, 5% due 7/01/2015                                                           972

A1+      P1            400    Pinal County, Arizona, IDA, PCR (Magma Copper/Newmont Mining Corporation),
                              DATES, 3.80% due 12/01/2009 (e)                                                        400

BBB      NR*           750    Prescott Valley, Arizona, Improvement District, Special Assessment
                              Sewer Collection System, Roadway Repair Revenue Bonds, 7.90% due 1/01/2012             850

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in Thousands)
S&P      Moody's     Face                                                                                         Value
Ratings  Ratings    Amount                               Issue                                                  (Note 1a)

Arizona (concluded)

AA       Aa         $4,000    Salt River Project, Arizona, Agricultural Improvement and Power District,
                              Electric System Revenue Bonds, Series A, 6.50% due 1/01/2022                       $ 4,332

BBB      NR*         1,600    Sedona, Arizona, Sewer Revenue Refunding Bonds, 7% due 7/01/2012                     1,761

AAA      Aaa           500    Tucson, Arizona, Airport Authority Revenue Bonds, AMT, Series B, 7.25%
                              due 6/01/2020 (d)                                                                      554

AAA      Aaa         1,500    Tucson, Arizona, GO, Refunding, 6.50% due 7/01/2002 (b)                              1,689

A+       NR*         1,650    Tucson, Arizona, Water Revenue Bonds, Series D, 6.75% due 7/01/2001 (h)              1,881

                              Tucson, Arizona, Water Revenue Refunding Bonds:
A+       A1          1,250      6.50% due 7/01/2016                                                                1,352
A+       A1          1,000      5.25% due 7/01/2018                                                                  993

                              University of Arizona Revenue Bonds:
AA       A1          2,000      Refunding, Series A, 6.20% due 6/01/2016                                           2,263
AA       NR*         1,570      Series B, 6.90% due 6/01/2000 (h)                                                  1,772


Puerto Rico--8.2%


AAA      Baa1        3,000    Puerto Rico Commonwealth, Aqueduct and Sewer Authority Revenue Bonds,
                              Series A, 7% due 7/01/1998 (h)                                                       3,285

AAA      Aaa         2,000    Puerto Rico Commonwealth, YCN, 7.382% due 7/01/2020 (a)(c)                           2,127

AAA      Aaa         1,900    Puerto Rico Electric Power Authority, Power Revenue Bonds, LEVRRS,
                              7.87% due 7/01/2023 (a)(c)                                                           2,033

Total Investments (Cost--$81,133)--97.4%                                                                          88,248

Other Assets Less Liabilities--2.6%                                                                                2,350
                                                                                                                 -------
Net Assets--100.0%                                                                                               $90,598
                                                                                                                 =======

(a)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically based upon the prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
(f)AMBAC Insured.
(g)Insured by Connie Lee.
(h)Prerefunded.
  *Not Rated.


   See Notes to Financial Statements.




FINANCIAL INFORMATION


Statement of Assets and Liabilities as of January 31, 1996
Assets:             Investments, at value (identified cost--$81,132,598) (Note 1a)                          $ 88,248,247
                    Cash                                                                                         991,173
                    Receivables:
                      Securities sold                                                      $    956,499
                      Interest                                                                  716,099
                      Beneficial interest sold                                                   43,592        1,716,190
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      19,842
                    Prepaid expenses (Note 1e)                                                                    12,110
                                                                                                            ------------
                    Total assets                                                                              90,987,562
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                              116,782
                      Dividends to shareholders (Note 1f)                                       102,262
                      Investment adviser (Note 2)                                                41,872
                      Distributor (Note 2)                                                       29,631          290,547
                                                                                           ------------
                    Accrued expenses                                                                              98,723
                                                                                                            ------------
                    Total liabilities                                                                            389,270
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 90,598,292
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $    139,958
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                  665,181
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   12,078
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                    9,540
                    Paid-in capital in excess of par                                                          84,285,385
                    Accumulated realized capital losses on investments--net (Note 5)                          (1,629,499)
                    Unrealized appreciation on investments--net                                                7,115,649
                                                                                                            ------------
                    Net assets                                                                              $ 90,598,292
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $15,336,815 and 1,399,584 shares
                    of beneficial interest outstanding                                                      $      10.96
                                                                                                            ============
                    Class B--Based on net assets of $72,893,900 and 6,651,810 shares
                    of beneficial interest outstanding                                                      $      10.96
                                                                                                            ============
                    Class C--Based on net assets of $1,323,106 and 120,781 shares
                    of beneficial interest outstanding                                                      $      10.95
                                                                                                            ============
                    Class D--Based on net assets of $1,044,471 and 95,396 shares
                    of beneficial interest outstanding                                                      $      10.95
                                                                                                            ============


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $  2,665,609
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    249,791
                    Account maintenance and distribution fees--Class B (Note 2)                 183,828
                    Professional fees                                                            27,661
                    Printing and shareholder reports                                             21,054
                    Accounting services (Note 2)                                                 20,608
                    Transfer agent fees--Class B (Note 2)                                        20,439
                    Amortization of organization expenses (Note 1e)                               7,675
                    Pricing fees                                                                  4,237
                    Registration fees (Note 1e)                                                   4,037
                    Custodian fees                                                                3,615
                    Transfer agent fees--Class A (Note 2)                                         3,597
                    Account maintenance and distribution fees--Class C (Note 2)                   3,496
                    Trustees' fees and expenses                                                   2,371
                    Account maintenance fees--Class D (Note 2)                                      416
                    Transfer agent fees--Class D (Note 2)                                           321
                    Transfer agent fees--Class C (Note 2)                                           194
                    Other                                                                         1,549
                                                                                           ------------
                    Total expenses                                                                               554,889
                                                                                                            ------------
                    Investment income--net                                                                     2,110,720
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            893,151
Unrealized          Change in unrealized appreciation on investments--net                                      3,303,195
Gain on                                                                                                     ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $  6,307,066
--Net (Notes 1b,                                                                                            ============
1d & 3):


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                             For the
                                                                                            Six Months        For the
                                                                                              Ended          Year Ended
                                                                                           January 31,       July 31,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment income--net                                                 $  2,110,720     $  4,577,301
                    Realized gain (loss) on investments--net                                    893,151       (2,172,813)
                    Change in unrealized appreciation on investments--net                     3,303,195        2,791,773
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      6,307,066        5,196,261
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (387,792)        (906,229)
Shareholders          Class B                                                                (1,676,362)      (3,649,429)
(Note 1f):            Class C                                                                   (25,921)          (7,364)
                      Class D                                                                   (20,645)         (14,279)
                    Realized gain on investments--net:
                      Class A                                                                        --          (23,660)
                      Class B                                                                        --         (103,854)
                      Class C                                                                        --              (13)
                      Class D                                                                        --             (245)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --          (64,782)
                      Class B                                                                        --         (284,350)
                      Class C                                                                        --              (34)
                      Class D                                                                        --             (671)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (2,110,720)      (5,054,910)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                    (1,927,033)     (10,791,148)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                   2,269,313      (10,649,797)
                    Beginning of period                                                      88,328,979       98,978,776
                                                                                           ------------     ------------
                    End of period                                                          $ 90,598,292     $ 88,328,979
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                           Class A
                                                                      For the                                   For the
                                                                        Six                                      Period
The following per share data and ratios have been derived              Months                                   Nov. 29,
from information provided in the financial statements.                 Ended                                   1991++ to
                                                                      Jan. 31,    For the Year Ended July 31,   July 31,
Increase (Decrease) in Net Asset Value:                                 1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  10.46   $  10.40  $  11.01  $  10.74   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .27        .55       .57       .60        .41
                    Realized and unrealized gain (loss) on
                    investments--net                                       .50        .11      (.39)      .39        .74
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .77        .66       .18       .99       1.15
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.27)      (.55)     (.57)     (.60)      (.41)
                      Realized gain on investments--net                     --       (.01)     (.22)     (.12)        --
                      In excess of realized gain on
                      investments--net                                      --       (.04)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.27)      (.60)     (.79)     (.72)      (.41)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.96   $  10.46  $  10.40  $  11.01   $  10.74
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   7.44%+++   6.76%     1.62%     9.62%     11.82%+++
Return:**                                                             ========   ========  ========  ========   ========


Ratios to           Expenses, net of reimbursement                        .80%*      .80%      .56%      .41%       .22%*
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                              .80%*      .83%      .80%      .81%       .98%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.05%*     5.44%     5.32%     5.57%      5.99%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 15,337   $ 14,893  $ 18,363  $ 17,988   $ 14,564
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  30.60%     62.65%    53.35%    73.48%     66.50%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                           Class B
                                                                      For the                                   For the
                                                                        Six                                      Period
The following per share data and ratios have been derived              Months                                   Nov. 29,
from information provided in the financial statements.                 Ended                                   1991++ to
                                                                      Jan. 31,    For the Year Ended July 31,   July 31,
Increase (Decrease) in Net Asset Value:                                 1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  10.46   $  10.40  $  11.01  $  10.74   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .25        .50       .52       .54        .38
                    Realized and unrealized gain (loss) on
                    investments--net                                       .50        .11      (.39)      .39        .74
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .75        .61       .13       .93       1.12
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.25)      (.50)     (.52)     (.54)      (.38)
                      Realized gain on investments--net                     --       (.01)     (.22)     (.12)        --
                      In excess of realized gain on
                      investments--net                                      --       (.04)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.25)      (.55)     (.74)     (.66)      (.38)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.96   $  10.46  $  10.40  $  11.01   $  10.74
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   7.17%+++   6.22%     1.11%     9.07%     11.45%+++
Return:**                                                             ========   ========  ========  ========   ========


Ratios to           Expenses, net of reimbursement                       1.31%*     1.31%     1.07%      .92%       .74%*
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.31%*     1.33%     1.30%     1.32%      1.47%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.55%*     4.92%     4.82%     5.06%      5.48%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands).         $ 72,894   $ 72,090  $ 80,616  $ 81,078   $ 59,881
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  30.60%     62.65%    53.35%    73.48%     66.50%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)



Financial Highlights (concluded)
                                                                                    Class C               Class D
                                                                              For the    For the     For the    For the
                                                                                Six       Period       Six       Period
The following per share data and ratios have been derived                      Months   Oct. 21,      Months    Oct. 21,
from information provided in the financial statements.                         Ended    1994++ to     Ended    1994++ to
                                                                              Jan. 31,   July 31,    Jan. 31,   July 31,
Increase (Decrease) in Net Asset Value:                                         1996       1995        1996       1995
Per Share           Net asset value, beginning of period                      $  10.46   $  10.05    $  10.45   $  10.05
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .24        .37         .27        .42
                    Realized and unrealized gain on investments--net               .49        .46         .50        .45
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .73        .83         .77        .87
                                                                              --------   --------    --------   --------
                    Less dividends and distributions
                      Investment income--net                                      (.24)      (.37)       (.27)      (.42)
                      Realized gain on investments--net                             --       (.01)         --       (.01)
                      In excess of realized gain on investments--net                --       (.04)         --       (.04)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.24)      (.42)       (.27)      (.47)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.95   $  10.46    $  10.95   $  10.45
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           7.02%+++   8.53%+++    7.39%+++   8.92%+++
Return:**                                                                     ========   ========    ========   ========


Ratios to Average   Expenses                                                     1.40%*     1.43%*       .90%*      .93%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income--net                                       4.44%*     4.58%*      4.94%*     5.23%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  1,323   $    729    $  1,044   $    617
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          30.60%     62.65%      30.60%     62.65%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.





NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Arizona Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


NOTES TO FINANCIAL STATEMENTS (continued)


(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement
and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to FAM during any fiscal year which will cause such expenses to exceed expense limitation at the time of payment.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                           Account
                                         Maintenance   Distribution
                                             Fee            Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:



                                         MLFD         MLPF&S

Class A                                  $737         $5,920
Class D                                  $113         $1,666



For the six months ended January 31, 1996, MLPF&S received contingent deferred sales charges of $90,430 and $340 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1996 were $26,684,563 and $27,825,873, respectively.

Net realized and unrealized gains as of January 31, 1996 were as follows:

                                   Realized      Unrealized
                                    Gains          Gains

Long-term investments           $     746,426   $  7,115,649
Financial futures contracts           146,725             --
                                -------------   ------------
Total                           $     893,151   $  7,115,649
                                =============   ============



As of January 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $7,115,649, all of which related to appreciated securities. The aggregate cost of investments at January 31, 1996 for Federal income tax purposes was $81,132,598.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $1,927,033 and $10,791,148 for the six months ended January 31, 1996 and for the year ended July 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:



Class A Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                            99,021   $  1,041,790
Shares issued to shareholders
in reinvestment of dividends           18,293        196,198
                                -------------   ------------
Total issued                          117,314      1,237,988
Shares redeemed                      (141,155)    (1,505,278)
                                -------------   ------------
Net decrease                          (23,841)  $   (267,290)
                                =============   ============



Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           187,774   $  1,903,153
Shares issued to shareholders
in reinvestment of dividends
and distributions                      43,703        443,793
                                -------------   ------------
Total issued                          231,477      2,346,946
Shares redeemed                      (573,315)    (5,830,865)
                                -------------   ------------
Net decrease                         (341,838)  $ (3,483,919)
                                =============   ============

Class B Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                           643,892   $  6,895,739
Shares issued to shareholders
in reinvestment of dividends           62,010        664,694
                                -------------   ------------
Total issued                          705,902      7,560,433
Shares redeemed                      (944,272)   (10,148,759)
                                -------------   ------------
Net decrease                         (238,370)  $ (2,588,326)
                                =============   ============


NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           981,663   $ 10,018,567
Shares issued to shareholders
in reinvestment of dividends
and distributions                     142,045      1,444,428
                                -------------   ------------
Total issued                        1,123,708     11,462,995
Shares redeemed                    (1,983,196)   (20,087,313)
                                -------------   ------------
Net decrease                         (859,488)  $ (8,624,318)
                                =============   ============



Class C Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                            53,296   $    563,940
Shares issued to shareholders
in reinvestment of dividends            1,679         18,025
                                -------------   ------------
Total issued                           54,975        581,965
Shares redeemed                        (3,890)       (42,084)
                                -------------   ------------
Net increase                           51,085   $    539,881
                                =============   ============

Class C Shares for the Period
October 21, 1994++ to                               Dollar
July 31, 1995                         Shares        Amount

Shares sold                            69,910   $    729,055
Shares issued to shareholders
in reinvestment of dividends
& distributions                           513          5,375
                                -------------   ------------
Total issued                           70,423        734,430
Shares redeemed                          (727)        (7,648)
                                -------------   ------------
Net increase                           69,696   $    726,782
                                =============   ============

[FN]
++Commencement of Operations.



Class D Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                            45,074   $    483,204
Shares issued to shareholders
in reinvestment of dividends              838          9,023
                                -------------   ------------
Total issued                           45,912        492,227
Shares redeemed                        (9,561)      (103,525)
                                -------------   ------------
Net increase                           36,351   $    388,702
                                =============   ============



Class D Shares for the Period
October 21, 1994++ to                               Dollar
July 31, 1995                         Shares        Amount

Shares sold                            64,086   $    643,501
Shares issued to shareholders
in reinvestment of dividends
& distributions                           561          5,822
                                -------------   ------------
Total issued                           64,647        649,323
Shares redeemed                        (5,602)       (59,016)
                                -------------   ------------
Net increase                           59,045   $    590,307
                                =============   ============

[FN]
++Commencement of Operations.

5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss carryforward of approximately $1,170,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.




OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Hugh T. Hurley III, Portfolio Manager
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863